                                                                Exhibit 10.33


OLYMPUS [LOGO]

OLYMPUS COMMERCIAL CREDIT
Division of Olympus Corporation


                     SCHEDULE "A" TO MASTER EQUIPMENT LEASE
                            ($1.00 PURCHASE OPTION)


This Schedule A No. 1 (Schedule "A") is attached to and made a part of Master Equipment Lease No. 0103096-1A ("Lease"), dated as of 3-17-96, by and between Olympus Commercial Credit ("Lessor") and PharmChem Laboratories, Inc., 1505-A O'Brien Drive, Menlo Park, CA 94025 ("Lessee").

1. GENERAL: Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the Equipment described below on the terms and conditions set forth in this Schedule A and in the above referenced Lease.

2.  EQUIPMENT DESCRIPTION:

                                SERIAL
    QUANTITY        MODEL       NUMBER          DESCRIPTION
    ----------------------------------------------------------------------------
     One (1)        AU800                        Analyzer without ISE and
                                                 extended service warranty

3.  EQUIPMENT LOCATION:
        1505-A O'Brien Drive
        Menlo Park, CA 94025

4.  LEASE TERM:
        Sixty (60) Months

5.  RENT PAYMENT: Begin. First month's payments totaling
    $5,885.00 inclusive of taxes, payable on the Commencement Date set forth in the Acceptance Certificate. $5,885.00 inclusive of applicable taxes, thereafter payable on the same date of each consecutive month during the Lease Term.

    INVOICING INFORMATION:

    Street Address:
                    ------------------------------------------------------------
    City, State & Zip Code:
                            ----------------------------------------------------
    Department:
                ----------------------------------------------------------------
    Person to Contact:
                       ---------------------------------------------------------
    Telephone No.:
                   -------------------------------------------------------------
    Lessee Reference No. to be reflected on invoices:
                                                      --------------------------

6. PROPERTY TAXES: To the extent legally permissible, Lessee shall remit all personal property tax assessments due and payable during the Lease Term directly to the appropriate jurisdictions.

7. SALES/USE TAXES: Without limiting Section 9 of the Lease, Lessee will be liable for present and future sales taxes, use and other excise taxes payable in connection with the transactions described in this Schedule A. Generally, depending upon applicable law, such taxes will be either (a) computed by reference to the cost of the related Equipment, paid by Lessor at the commencement of the Lease Term, and included in the total cost of the Equipment and reflected in the rent payment, or (b) computed by reference to the rent and other taxable payments under this Schedule A and paid by Lessee along with each such payment. Lessor will determine the amount of such taxes and the manner in which they will be paid, taking into account any applicable tax exemption certificate and/or direct pay permit provided by Lessee.

 8. DEFAULT: In addition to the events of default set forth in clauses (a) through (e) of Section 12 of the Lease, occurrence of any of the following events shall also give Lessor the right to exercise any one or more of the remedies provided in Section 13 of the Lease; (f) Lessee consolidates with, or merges with or into, any entity or sells or otherwise transfers all or substantially all of its assets or stock to any entity, or incurs a substantial amount of indebtedness other than in the ordinary course of its business, or engages in a leveraged buy-out or any other form of corporate reorganization, unless in each case and before the event in question, Lessee's obligations under each Schedule A hereto are assumed or guaranteed in a manner reasonably satisfactory to Lessor by an entity having, in Lessor's opinion, at least as good a financial condition and credit standing as that of the Lessee immediately before the event; or (g) any guarantor of Lessee's obligations under the Lease or this Schedule A (hereinafter, "Guarantor"), becomes insolvent or makes an assignment for the benefit of creditors, applies for or consents to the appointment or a receiver, trustee, conservator or liquidator of Guarantor or of all or a substantial part of Guarantor's assets, or if such receiver, trustee, conservator or liquidator is appointed without the application of consent of Guarantor, or Guarantor becomes bankrupt or commits an act of bankruptcy, or any individual Guarantor dies.

 9. PURCHASE OPTION: Upon expiration of the Lease Term of this Schedule A, Lessee shall have the option to purchase all, the items of Equipment subject to and described in this Schedule A for the aggregate purchase price of One Dollar ($1.00), provided that (i) this Schedule A has not been terminated earlier and no default has occurred and is continuing. Upon payment to Lessor, Lessor shall transfer title to such Equipment to Lessee all on an AS IS, WHERE IS, BASIS WITHOUT RECOURSE TO OR WARRANTY OF LESSOR except that Lessor shall represent that it owns such Equipment free of any lien placed on such Equipment by, through or under Lessor.

10. DEFINITIONS: The terms used in this Schedule A, which are not otherwise defined herein, shall have the meanings set forth in the Lease identified above.

11. LEASE TERMS AND CONDITIONS: Lessor and Lessee agree that this Schedule A shall constitute a lease of the Equipment described in Section 2 of this Schedule A upon the execution and delivery to Lessor by Lessee of an Acceptance Certificate. This Schedule A shall be subject to the terms and conditions of the Lease, which are hereby incorporated herein by reference and made a part hereof to the same extent as if such terms and conditions were set forth herein. In the event of a conflict between the terms of the Lease and this Schedule A, this Schedule A will prevail with respect to the transaction evidenced by, and the Equipment described in, this Schedule A.

12. COUNTERPARTS: This Schedule A may be executed in any number of counterparts, each of which shall be deemed an original but all such counterpart together shall constitute but one and the same instrument. If Lessor sells, transfers or grants a security interest in all or any part of this Schedule A, the Equipment covered hereby and/or sums payable hereunder, only that counterpart marked "Secured Party's Original" shall be effective to transfer Lessor's rights herein and all other counterparts shall be marked "Duplicate" to indicate that they are not "Secured Party's Original."

13.  ADDITIONAL TERMS AND PROVISIONS:









IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule A to be duly executed by their authorized representative. Lessee acknowledges by its representative below, that it is familiar with all of the terms and conditions of the Lease referred to herein including those set forth on the reverse side thereof.

Lessor:  OLYMPUS COMMERCIAL CREDIT          Lessor:  OLYMPUS COMMERCIAL CREDIT

By:                                         By:   /s/ John M. Tabone
    -------------------------------             -------------------------------

Name:    Richard Kester                     Name:     John M. Tabone
     ------------------------------              ------------------------------

Title:   Senior Vice President              Title:    Vice President
      -----------------------------               -----------------------------

Date:                                       Date:     3-17-96
      -----------------------------               -----------------------------


                      Lessee:  PharmChem Laboratories, Inc.

                      By:   /s/ David C. Asheim
                          -------------------------------

                      Name:     David C. Asheim
                           ------------------------------

                      Title:   CFO & VP
                            -----------------------------
                            (Corporation or Partnership Only)

                      Date:     1-8-96
                            -----------------------------

                              [OLYMPUS LETTERHEAD]

                                                                 No. 0103096-1A
                                                                 --------------

                             MASTER EQUIPMENT LEASE

                                    between
                           Olympus Commercial Credit,
          Two Corporate Center Drive, Melville, NY 11747-3157 (LESSOR)
                                      and
                         Pharmchem Laboratories, Inc.,
                   1505-A O'Brien Drive, Menlo Park, CA 94025
-------------------------------------------------------------------------------

---------------------------------------------------------------------- (LESSEE)

     1. LEASE: Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the personal property described on the attached Schedule A, and any additional Schedules A that may be executed between the parties from time to time (hereinafter, with all replacement parts, repairs, additions and accessories incorporated therein and/or affixed thereto, all referred to herein as "Equipment").

     2. TERM AND RENTAL: Subject to the conditions herein stated, the Equipment shall be leased for the term stated on the applicable Schedule A and such term shall commence with the delivery of the Equipment to Lessee, its agent or carrier, whichever shall be earlier (Commencement Date). Lessee agrees to pay the total rent for the term, which shall be in the total amount of all rental payments stated on the applicable Schedule A plus such additional rentals as provided herein. All payments shall be made in advance on the Commencement Date and on the same day of each month thereafter, and sent to the address specified by Lessor.

        This master Equipment Lease (Lease) is a "net" lease, and Lessee acknowledges and agrees that Lessee's obligation to pay all rent and other sums payable hereunder, and the rights of Lessor in and to such payments, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due, or by reason of, any past, present or future claims which Lessee may have against Lessor, the manufacturer of the Equipment, or against any person for any reason whatsoever.

     3. TITLE: Lessor shall at all times retain title to the Equipment. All documents of title and evidence of delivery shall be delivered to the Lessor. Lessee will not change or remove any insignia or lettering which is on the Equipment at the time of delivery or which is thereafter placed thereon indicating Lessor's ownership thereof, and at any time during the lease term, upon request of Lessor, Lessee will affix to the Equipment, in a prominent place, labels, plates or other markings supplied by Lessor stating that the Equipment is owned by Lessor. Lessor may at Lessee's expense cause this Lease to be filed, recorded, refiled, rerecorded or financing statements (which may be signed by the Lessor only if permitted by statute) to be filed as permitted or required by law. Lessee at its expense shall protect and defend Lessor's title, at all times keeping the Equipment free from any legal process and/or encumbrances whatsoever, including, but not limited to liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor for any loss caused by the failure of Lessee to take action as provided herein.

     4. CHOICE OF LAW AND JURISDICTION; COSTS: This transaction is deemed to have been made in New York and shall be construed in accordance with the laws of the State of New York, without reference to conflicts of laws. All controversies, disputes and claims arising out of or relating to this transaction, or the breach or threatened breach of this Agreement, shall be adjudicated by a court of competent jurisdiction within the County of Suffolk, State of New York or the Federal District Court in the Eastern District of New York. The Lessee hereby waives personal service of process provided that process is served by certified or registered mail. Lessee hereby waives any objection that it may have regarding the personal jurisdiction or venue of any court in the State of New York, County of Sulfolk. Lessee agrees to pay any and all reasonable costs, legal fees and expenses incurred by Lessor resulting from all controversies, disputes or claims which are adjudicated or settled favorable to Lessor.

     5. DELIVERY: Upon acceptance of Schedule A, Lessor will notify Lessee of the Scheduled Delivery Date. Delivery shall be f.o.b. Lessor's shipping point. Lessor shall ship by the most appropriate method but by doing so shall not thereby assume any liability in connection with the shipment. Risk of loss shall pass to Lessee upon delivery of the Equipment by Lessor to the carrier. Lessee warrants that as of the date of delivery, Lessee has unconditionally accepted each item of Equipment and will cause a duly authorized representative of Lessee to promptly execute and deliver an acceptance certificate to Lessor.

     6. LIMITED WARRANTIES: EXCEPT FOR THE LIMITED WARRANTIES SET FORTH BELOW, LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, CONCERNING ANY PRODUCT, OR ANY PATENTS OR TECHNOLOGY USED OR INCLUDED IN ANY PRODUCT. ALL OTHER GUARANTIES, WARRANTIES, CONDITIONS AND REPRESENTATIONS WHATSOEVER, EITHER EXPRESS OR IMPLIED, WHETHER ARISING UNDER ANY STATUTE, LAW, COMMERCIAL USAGE OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED.

        Subject to the exclusion and upon the conditions stated below, Lessor warrants that the Products sold shall conform to the description in the Purchase Order and shall be free from defects in workmanship and materials under normal use and service for the duration of terms as stated on the warranty card to the original Lessee by Lessor. If any Product should prove to be defective within said period, Lessor agrees, at its option, either (i) to repair or, at Lessor's election (ii) to replace with an equivalent product any defective Product, provided that investigation and factory inspection disclose that such defect developed under normal and proper use. Shipment charges to or from an authorized Lessor service facility shall be paid by Lessee. Excluded from this warranty and not warranted by Lessor in any fashion, either express or implied are:
        (a) accessories to Products, not manufactured by Lessor;
        (b) any Product which has been repaired, tampered with or modified by persons other than Lessor's own authorized service personnel unless such repair by others is made with the written consent of Lessor;
        (c) defects or damage to Products resulting from misuse, negligence or improper storage.

        LESSEE ACKNOWLEDGES AND AGREES THAT LESSOR SHALL NOT BE RESPONSIBLE FOR ANY DAMAGES THAT LESSEE MAY INCUR FROM DELAYED SHIPMENT, PRODUCT FAILURE, PRODUCT DESIGN OR PRODUCTION OR FROM ANY OTHER CAUSE, WHETHER LIABILITY IS ASSERTED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY). IN NO EVENT SHALL LESSOR BE LIABLE FOR LOSS OF PROFITS, LOSS OF USE OR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND.

        Representations and warranties made by any person, including dealers and representatives of Lessor, which are inconsistent or in conflict with the terms of this warranty, shall not be binding upon Lessor unless reduced to writing and approved by an expressly authorized officer of Lessor.

In the event of a substantial adverse change in Lessee's financial condition, Lessor may, at Lessor's option, prior to the delivery of the Equipment, terminate this Lease and all Lessor's obligations hereunder upon written notice to Lessee.

The Master Equipment Lease, including appended Schedule(s) A, is non-cancellable by Lessee. Lessee warrants that all information submitted to Lessor herewith or at any other time is true and correct. Lessor reserves the right to assign the Master Equipment Lease, including appended Schedule(s) A, at any time.

ACCEPTED: Olympus Commercial Credit (LESSOR)

                                         TITLE                       DATE
BY
X                                      Vice Treasurer                2-17-96
------------------------------------------------------------------------------
BY
X
------------------------------------------------------------------------------

By execution hereof, the signer hereby certifies that he has read this Agreement and that he is duly authorized to execute this Lease on behalf of Lessee.

LESSEE SIGNATURE                         TITLE                       DATE
BY
X David C. Asheim                       CFO & VP                    1-8/96
------------------------------------------------------------------------------
BY
X
------------------------------------------------------------------------------
REV 4/96
      DISTRIBUTION: White - Original; Yellow - Corporate; Pink - Customer

                              [OLYMPUS LETTERHEAD]

VIA FEDERAL EXPRESS

March 14, 1996

Richard Merkel
PharmChem Laboratories, Inc.
1505-A O'Brien Drive
Menlo Park, CA 94025

Lease Agreement Number: 0103096-1A

Dear Mr. Merkel:

While reviewing your file, it has come to our attention that your order has been completed with regards to your lease agreement. I have enclosed a new Delivery and Acceptance Certificate which needs to be signed by the appropriate person as acceptance of your equipment.

Please also find enclosed an invoice for the Advance Rental payment which is due upon acceptance of your equipment.

Please return both the Delivery and Acceptance Certificate and the Advance Rental payment and enclose in the self-addressed envelope provided as quickly as possible so that we may process your lease in an expedient manner.

Thank you for your attention to this matter.


Sincerely,

OLYMPUS COMMERCIAL CREDIT

/s/ Lorraine Pfeifer
---------------------------
Lorraine Pfeifer
Contract/Sales Coordinator
Corporate Leasing


Enclosures

                              [OLYMPUS LETTERHEAD]

                             ACCEPTANCE CERTIFICATE

Acceptance Certificate To Schedule A No.    1
                                         --------------------------------------
Dated As of                                                             , 19
            -----------------------------------------------------------     ---
To That Certain Master Equipment Lease No.     0103096-1A
                                          -------------------------------------
Dated As of                                                             , 19
            -----------------------------------------------------------     ---

              By and Between Olympus Commercial Credit, as Lessor,

and PharmChem Laboratories, Inc., 1505-A O'Brien Drive, Menlo Park, as Lessee
    ---------------------------------------------------------------
    CA 94025
    --------

     Lessee acknowledges that all of the Equipment specified in the above referenced Lease Schedule (i) has been delivered to, inspected by, and accepted as of this date for lease by lessee, (ii) is of a size, design, capacity and manufacture acceptable to Lessee and suitable for Lessee's purposes, (iii) is in good working order, repair and condition, and (iv) has been installed to Lessee's satisfaction or located, as the case may be, at the location specified in the Lease Schedule.

     Lessee confirms and agrees that no default under the above referenced Master Equipment Lease has occurred and is continuing.

     The person signing this Acceptance Certificate on behalf of Lessee hereby certifies that such person has read and acknowledges all terms and conditions of the Master Equipment Lease and Schedule A and is duly authorized to execute this Acceptance Certificate on behalf of Lessee.

     The terms used in this Acceptance Certificate shall have the same meanings defined in the Master Equipment Lease designated above.

     This Acceptance Certificate is executed by Lessee on the date set forth below confirming acceptance of the Equipment. Lessee agrees that its obligation to commence rental payments under the above referenced Schedule A shall commence as of the date hereof ("Commencement Date").

LESSEE:   PharmChem Laboratories, Inc.
        -----------------------------------------------------------------------

By:       David C. Asheim
    ---------------------------------------------------------------------------

Name:     David C. Asheim
      -------------------------------------------------------------------------

Title:    VP & CFO
       ------------------------------------------------------------------------
                       (Corporation or Partnership Only)

Date:     3/17/96
      -------------------------------------------------------------------------

                              [OLYMPUS LETTERHEAD]

              O L Y M P U S    C O M M E R C I A L    C R E D I T

                                 LEASE INVOICE

PharmChem Laboratories, Inc.
Accounts Payable
1505-A O'Bien Drive
Menlo Park, CA 94025

Lease No.:      0103096-1A

Invoice No.:    0103096-1

Amount Due:     $5,885.00

Due Date:       UPON RECEIPT

To ensure proper credit to your account please make checks payable to:

                OLYMPUS COMMERCIAL CREDIT
                Two Corporate Center Drive
                Melville, New York 11747-3157
                Attn: Lorraine Pfeifer
                1-800-321-6378